July 20, 2026

2026 Q2 Financial Highlights

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Excellent market
driven by diverse business

Major universities

- Georgetown
- GW
- American
- Howard
- George Mason
- Gallaudet
- Catholic
- UMUC
- Marymount

Federal hub

- Defense contracting
- CACI
- Lockheed Martin
- FTI
- SAIC

Resident fortune 500

- Under Armour
- Amazon
- Google
- Boeing
- Marriott
- Raytheon



WASHINGTON, DC METROPOLITAN AREA BUSINESS OPPORTUNITIES
KEY HIGH-GROWTH SECTORS
GOVERNMENT CONTRACTING & DEFENSE
TECHNOLOGY & INNOVATION
PROFESSIONAL SERVICES & CONSULTING
HOSPITALITY & TOURISM
HIGHER EDUCATION
MAJOR REGIONAL OPPORTUNITIES
DOD PROJECTS
CYBERSECURITY FOR INFRASTRUCTURE
DIPLOMATIC SUPPORT
FEDERAL AGENCIES
FEDERAL AGENCIES
DULLES TECH CORRIDOR
DATA CENTERS
ARTIFICIAL INTELLIGENCE DEVELOPMENT
FINTECH APPLICATIONS
BIOTECHNOLOGY RESEARCH
HEALTHTECH DEVICES
CLINICAL TRIALS
LEISURE & TRAVEL services
CONVENTION CENTER opportunities
ECO-TOURISM niches
EVENT PLANNING services
HOSPITALITY & TOURISM
RESEARCH & DEVELOPMENT grants
STUDENT SERVICES (off-campus)
PROFESSIONAL DEVELOPMENT programs
ACADEMIC PARTNERSHIPS
HIGHER EDUCATION
FORTUNE 500 HQ
FORTUNE 500 HQ HUB
NIH/NIST
GEORGETOWN UNIVERSITY
LINCOLN MEMORIAL
BIOSCIENCE RESEARCH
LOGISTICS & PORT SERVICES
BALTIMORE, MD
FORTUNE 500 HQ
TYSONS, VA
AMAZON HQ2
WASHINGTON MONUMENT
ROCKVILLE, MD
UNIVERSITY OF MARYLAND
KEY INITIATIVES
CORPORATE STRATEGY FROM REGIONAL UNIVERSITIES
KEY HIGH-REGIONAL OPPORTUNITIES
NATIONAL LANDING, VA
WASHINGTON DC CITY CENTER
METROPOLITAN AREA REGIONAL HUBS

Other notable

- Historic trend of low unemployment compared to overall U.S. - even during downturns.
- Highest median income.[1]
- 70% of U.S. internet traffic [2]
- Tourism, hospitality, conventions, sports and entertainment.
- NBA, NFL, MLB, NHL

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

The DC Metropolitan area

DOGE is done. The DC market remains vibrant.

$135,089
Median household income[1]

$830,984
Average listing price[2]

30
Median days on the market[2]

684K
Government employees in the DMV[3]

[1] Federal Reserve Economic Data – Year End 2024 – Fairfax (VA), Loudoun (VA), Arlington (VA), Montgomery (MD), Prince George's (MD), and DC.

[2] Federal Reserve Economic Data – Mar. 2026 DC Metro (CBSA)

[3] Federal Reserve Economic Data – Dec. 2025 DC Metro (MSA)

Strategic balance sheet management


May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
Dec 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
Sept. 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
$45
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$803
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,228
$2,213
$2,243
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q2
(Assets $ millions)

Rooted in community

branch-lite structure

Branch Locations

Arlington, VA

Fairfax, VA

Herndon, VA

Leesburg, VA

Middleburg, VA

McLean, VA

Washington, D.C.

- Headquarters: Fairfax, VA
- Full-time employees: 166
- Assets per employee: $13,513M
- Holding company established: 2016


NASDAQ
CELEBRATES
250 YEARS OF AMERICA
CELEBRATING
America's 250th
Nasdaq

MainStreet Bancshares, Inc.

MNSB	
Close common stock price	$24.69
Price / tangible book value	94%
Common shares	7,117,438
Market capitalization	$176 million
Tangible book value	$26.30

MNSBP	
Close preferred stock price	$25.19

MainStreet Banchshares, Inc. is a component of the Russell 2000 Index

2026 second quarter financial overview

		2Q26	1Q26	4Q25	3Q25	2Q25
Profitability	EPS	$0.58	$0.48	$0.46	$0.52	$0.53
	ROAA[2]	0.85%	0.76%	0.75%	0.85%	0.86%
	ROATCE[2]	8.88%	7.58%	7.31%	8.40%	8.84%
	Net interest margin[1,2,3]	3.53%	3.47%	3.36%	3.42%	3.75%
Balance Sheet	Net loans ($ millions)	$1,928	$1,851	$1,842	$1,788	$1,767
	Total deposits ($ millions)	$1,934	$1,915	$1,899	$1,811	$1,799
	Total assets ($ millions)	$2,243	$2,223	$2,213	$2,125	$2,115
	ACL / gross loans[4]	0.99%	1.02%	1.04%	1.04%	1.07%
	NCOs / avg loans[2]	0.00%	0.06%	0.00%	0.04%	(0.03%)
	Total equity/total assets	9.56%	9.67%	9.88%	10.28%	10.09%

[1] Tax-equivalent yield [2] annualized [3] non-GAAP [4] ACL on loans excludes unfunded commitments

Sound liquidity management

Metric	2Q26	1Q26	4Q25	3Q25
Liquidity coverage ratio (LCR)[1]	105%	122%	106%	147%
Loan / Deposit Ratio	100%	98%	98%	100%
FDIC insured / total deposits [2]	72%	72%	72%	75%
High quality liquid assets [3]	$163	$220	$217	$196
Secured line available balance	$666	$663	$587	$527
Unsecured line of credit	$144	$144	$144	$144
Total available funding sources	$810	$807	$731	$671

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank level metric
[3] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Balance sheet is neutrally positioned



Earnings at Risk
12-month outlook
% Change in Net interest Income
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
21.88%
14.61%
7.15%
1.16%
0.00%
-0.55%
-0.26%
0.07%
0.26%
-4%
-3%
-2%
-1%
0%
1%
2%
3%
4%
% Change in Net Interest Income
Immediate and sustained change in interest rates

3.53%
NIM

Net interest margin expansion
Reported NIM improves to converge with Core NIM



Quarterly net interest margin [1]
Core Net Interest Margin
Reported Net Interest Margin
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.53%
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26

[1] Tax-equivalent yield

Net interest margin dependably above 3%

with one exception during the Great Recession


Bank Net Interest Margin (TE)
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
Sep-04
May-05
Jan-06
Sep-06
May-07
Jan-08
Sep-08
May-09
Jan-10
Sep-10
May-11
Jan-12
Sep-12
May-13
Jan-14
Sep-14
May-15
Jan-16
Sep-16
May-17
Jan-18
Sep-18
May-19
Jan-20
Sep-20
May-21
Jan-22
Sep-22
May-23
Jan-24
Sep-24
May-25
Jan-26
Net Interest Margin

Net interest margin expands from both sides



Quarterly net interest margin[1] calculation
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
6.84%
6.82%
6.86%
6.66%
6.46%
6.57%
6.84%
6.47%
6.23%
6.19%
6.20%
3.26%
3.53%
3.66%
3.61%
3.50%
3.27%
3.08%
3.06%
2.87%
2.71%
2.67%
3.53%
NIM
23Q3
23Q4
24Q1
24Q2
24Q3
24Q4
25Q1
25Q2
25Q3
25Q4
26Q1
26Q2
NII / Avg. Earning Assets
NIE / Avg. Earning Assets

[1] Tax-equivalent yield

CRE loans maintain consistent credit spreads


MNSB CRE Yield vs 5Y Treasury Note
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
6/1/2016
11/1/2016
4/1/2017
9/1/2017
2/1/2018
7/1/2018
12/1/2018
5/1/2019
10/1/2019
3/1/2020
8/1/2020
1/1/2021
6/1/2021
11/1/2021
4/1/2022
9/1/2022
2/1/2023
7/1/2023
12/1/2023
5/1/2024
10/1/2024
3/1/2025
8/1/2025
1/1/2026
Non-1-4 Family CRE Yield
5Y T-Note Constant Maturity Yield (Avg.)

Average spread of 334bps over the 5 Yr T-Note since 2016.

Cumulative loan charge-offs are nominal

Lifetime charge-offs
Other Loans - $5 million
Owner-Occupied Commercial Real Estate Loans - $2.3 million
Investor Commercial Real Estate Loans - $5.3 million
Total - $12.6 million



Bank Net Charge-Offs
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
($1,000,000)
Great Recession 2007-09
Long Expansion 2010-17
Covid 2020
Inflation Surge 2022-24
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026
Other loans
Com'l Real Estate Loans

Optimizing funding costs
within a competitive market

50bp

decrease in deposit cost year-on-year

Our clients are financially astute, which translates to a higher cost of deposits. We continue to focus on building relationships that maximize our returns.



Interest-bearing DDAs
Non-interest bearing DDAs
Time
42%
43%
41%
39%
40%
19%
18%
20%
19%
19%
39%
39%
39%
42%
41%
2Q25
3Q25
4Q25
1Q26
2Q26

	2Q25	3Q25	4Q25	1Q26	2Q26
Cost of Total Deposits	3.24%	3.20%	3.00%	2.81%	2.74%
Total Deposits ($000)	$1,798,547	$1,810,835	$1,899,184	$1,914,725	$1,934,305

Deposit mix adjusts with market conditions

wholesale deposits augment strong loan relationships



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32% 30% 24% 22% 22% 25% 30% 26% 27% 26% 27% 28%
22% 23% 23% 23% 24% 24% 23% 24% 25% 24% 23% 22%
23% 27% 32% 37% 35% 35% 28% 31% 30% 30% 31% 31%
23% 21% 20% 18% 18% 17% 18% 18% 18% 20% 19% 19%
2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 2025Q3 2025Q4 2026Q1 2023Q2
NIB Deposits
IB Deposits
Time Deposits
Wholesale Deposits

2nd half 2026 expectations

The team is focused on revenue generation and expense control

- Forward looking expense run rate to stay under $13 million per quarter through remainder of the year.
- Loan growth for 2026 expected to be between 5% and 7%.

Earnings drives book value

Buybacks also accrete to book value



YOY change in tangible book value per common share
$26.75
$26.25
$25.75
$25.25
$24.75
$24.25
$23.75
$24.17
$0.34
16%
$1.79
84%
$26.30
Tangible book value 2Q25
Buyback Accretion
Earnings Accretion
Tangible book value 2Q26

Diversified loan portfolio

with strategic management and growth in owner-occupied CRE



YE 2025
$1.9B
Residential Real Estate 12%
Construction 16%
C&I 6%
Multi-Family 12%
Owner-Occupied CRE 24%
Non-Owner Occupied CRE 30%
Q2 2026
$2.0B
Residential Real Estate 12%
Construction, 16%
C&I 5%
Multi-Family 12%
Owner-Occupied CRE 25%
Non-Owner Occupied CRE, 30%

$97 million year-over-year growth in owner-occupied CRE

88% of construction loans have an interest reserve deposit

Government contractor book self-funds

new relationships are creating meaningful impact

29 asset-based lines of credit

$10M
Total outstanding

$65M
Total committed

4 term loans

$5.7M
Total outstanding

↔

$82 million
Average non-interest bearing deposits

Good loan metrics



Average New Loan Size
Legal Lending Limit
$23,684
$28,430
$34,104
$42,986
$46,810
$44,488
$46,252
$45,353
$1,397
$2,330
$2,045
$3,323
$2,309
$1,911
$1,388
$2,491
2019
2020
2021
2022
2023
2024
2025
2026 Q2

Average loan size excludes consumer loans

CRE loans are in-market

91% of construction loans are within 25 miles of our branch network.



Stress tests reveal strong capital position

Pre- and post-stress capital ratios


15.4%
15.2%
15.1%
14.6%
14.1%
12.8%
12.6%
11.8%
11.0%
10.6%
7.0%
2Q25
3Q25
4Q25
1Q26
2Q26

Stress Loss Estimates ($000)				
$46,790	$48,820	$62,933	$69,548	$71,335

Pre stress CET1 / RBC
Post stress CET1 / RBC
Regulatory threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

Diligent efforts to work through loans

	Classified Performing Loans	Classified Nonaccrual Loans	Other Real Estate Owned
Relationships	8	13	1
Balances (million)	$54.4	$61.3	$0.9
As a % of Gross Loans	2.79%	3.14%	0.05%

	$ million	Nonaccrual loan probable outcome
Relationship 1	**$20.9**	Properties in foreclosure/bankruptcy. Nominal-to-no principal loss anticipated.
Relationship 2	**$14.9**	Pursuing liquidation with good recourse.
Remaining 8 relationships	**$25.5**	Working diligently to normalize or liquidate. Nominal principal loss anticipated
Total	**$61.3**	

Financial highlights

In $000 unless otherwise noted	2022	2023	2024	2025	Q2'26 LTM	Q2'25	Q3'25	Q4'25	Q1'26	Q2'26
	Year-End Financials					Quarter-End Financials				
Interest Income	83,845	124,421	134,615	131,588	127,646	34,286	32,464	31,874	31,218	32,090
Interest Expense	13,836	47,679	72,041	62,043	57,676	15,496	15,362	14,732	13,724	13,858
Net Interest Income	70,010	76,742	62,574	69,545	69,969	18,790	17,102	17,142	17,494	18,232
Noninterest Income	4,834	3,340	3,252	4,027	3,323	1,066	1,122	900	407	894
Realized Gains (Losses) on Securities	4	0	-48	103	0	103	0	0	0	0
Total Revenue	74,843	80,082	65,826	73,572	73,293	19,856	18,224	18,042	17,901	19,126
Noninterest Expense	39,057	45,616	72,967	54,551	50,683	14,745	12,667	12,825	12,674	12,516
Pre-Tax Pre-Provision Income (Loss) (Non-GAAP)	35,787	34,466	-7,141	19,021	22,610	5,111	5,557	5,217	5,227	6,610
Provision for (recovery of) Credit Losses	2,398	1,642	6,763	-70	926	-543	144	328	-131	585
Net Income (Loss) before Taxes	33,389	32,824	-13,904	19,091	21,685	5,654	5,413	4,889	5,358	6,025
Provision for Taxes (benefit)	6,714	6,239	-3,924	3,478	4,347	1,064	896	836	1,258	1,357
Net Income (Loss) (GAAP)	26,674	26,585	-9,980	15,613	17,338	4,590	4,517	4,053	4,100	4,668
Net Income (Loss) to Common Shareholders	24,518	24,429	-12,136	13,457	15,182	4,051	3,978	3,514	3,561	4,129
Less: Realized Gains (Loss)	4	0	-48	376	145	171	145	0	0	0
Plus: Nonrecurring Expenses, net	0	0	21,041	456	-685	456	0	0	-685	0
Total Core Adjustments Pre-Tax	4	0	21,089	-80	-540	-285	145	0	-685	0
Total Core Adjustments Post-Tax	3	0	16,278	-63	-427	-225	115	0	-541	0
Core Net Income (Loss) (Non-GAAP)	26,671	26,585	6,298	15,676	17,764	4,815	4,402	4,053	4,641	4,668
Core Net Income (Loss) to Common Shareholders (Non-GAAP)	24,521	24,429	4,142	13,520	15,609	4,276	3,863	3,514	4,102	4,129
Average Assets	1,744,029	1,931,805	2,136,586	2,141,434	2,166,201	2,132,666	2,119,494	2,158,266	2,179,828	2,207,216
Average Equity	190,839	209,921	224,631	213,114	216,202	211,081	215,039	218,098	217,813	213,859
Average Tangible Common Equity	158,273	170,662	180,381	185,815	188,940	183,819	187,776	190,836	190,550	186,596

Financial highlights continued

In $000 unless otherwise noted	Year-End Financials 2022	2023	2024	2025	Q2'26 LTM	Quarter-End Financials Q2'25	Q3'25	Q4'25	Q1'26	Q2'26
Performance Metrics (%)										
ROAA	1.53	1.38	-0.47	0.73	0.80	0.86	0.85	0.75	0.76	0.85
ROAE	13.98	12.66	-4.44	7.33	8.02	8.72	8.33	7.37	7.63	8.75
ROATCE to Common Shareholders	15.49	14.31	-6.73	7.24	8.04	8.84	8.41	7.30	7.58	8.88
Core ROAA (Non-GAAP)	1.53	1.38	0.29	0.73	0.82	0.91	0.82	0.75	0.86	0.85
Core ROAE (Non-GAAP)	13.98	12.66	2.80	7.36	8.22	9.15	8.12	7.37	8.64	8.75
Core ROATCE to Common Shareholders (Non-GAAP)	15.49	14.31	2.30	7.28	8.26	9.33	8.16	7.30	8.73	8.88
Net Interest Margin (%)	4.21	4.13	3.11	3.44	3.43	3.74	3.40	3.34	3.46	3.52
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	4.23	4.15	3.13	3.46	3.45	3.75	3.42	3.36	3.47	3.53
Non-Recurring Interest Adjustments	0	133	1,904	232	-1,523	1,327	-595	-604	-324	0
Core Net Interest Margin (Non-GAAP) (%)	4.23	4.12	3.22	3.53	3.52	3.49	3.54	3.47	3.54	3.53
Common Equity	171,019	194,254	180,728	191,328	187,173	186,207	191,100	191,328	187,721	187,173
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Common Equity (Non-GAAP)	161,870	179,597	180,728	191,328	187,173	186,207	191,100	191,328	187,721	187,173
Total Assets	1,925,751	2,035,432	2,228,098	2,212,669	2,243,085	2,114,781	2,124,789	2,212,669	2,223,293	2,243,085
Less: Total Intangible Assets	9,149	14,657	0	0	0	0	0	0	0	0
Tangible Assets (Non-GAAP)	1,916,602	2,020,775	2,228,098	2,212,669	2,243,085	2,114,781	2,124,789	2,212,669	2,223,293	2,243,085
Total Equity / Tangible Assets (%) (Non-GAAP)	10.35	10.96	9.33	9.88	9.56	10.09	10.28	9.88	9.67	9.56
Common Shares Outstanding (actual)	7,442,743	7,527,415	7,603,765	7,496,571	7,117,438	7,704,037	7,703,579	7,496,571	7,324,049	7,117,438
Tangible Book Value per Common Share ($) (Non-GAAP)	21.75	23.86	23.77	25.52	26.30	24.17	24.81	25.52	25.63	26.30

Definitions

ACL	Allowance for Credit Losses	$MM	Millions of Dollars
AOCI	Accumulated Other Comprehensive Income	NCOs	Net Charge-Offs
CET1	Common Equity Tier-1	OREO	Other Real Estate Owned
CET1-RBC	Common Equity Tier-1 Risk-Based Capital	ROAA	Return on Average Assets
CRE	Commercial Real Estate	ROAE	Return on Average Equity
EAR	Earnings-at-Risk: simulation model used to forecast changes to net interest income and reflects a short-term measure of the effects of interest rate risk exposure	ROATCE	Return on Average Tangible Common Equity
EPS	Earnings Per Share	TBV	Tangible Book Value
GAAP	Generally Accepted Accounting Principles	YTD	Year-to-Date
LCR	Liquidity Coverage Ratio	($000)	Thousands of Dollars
LTM	Last-Twelve-Months		